Resource Capital Corp.
JMP Conference Company Presentation
May 10, 2010

Safe Harbor
This presentation contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are not historical facts but rather are based on current beliefs, assumptions and expectations. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect our view only as of the date of this presentation, and we undertake no obligation to update these forward-looking statements in the future. We use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” and variations of these words and similar expressions to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary from our forward-looking statements, including:
 ▪ changes in our industry, interest rates, the debt securities markets, real estate markets or the general economy;
 ▪ increased rates of default and/or decreased recovery rates on our investments;
 ▪ the performance and financial condition of our borrowers;
 ▪ the cost and availability of our financings, which depends in part on our asset quality, the nature of our relationships with our lenders and other capital providers, our business prospects and outlook and general market conditions;
 ▪ the availability and attractiveness of terms of additional debt repurchases;
 ▪ availability, terms and deployment of short-term and long-term capital;
 ▪ availability of, and ability to retain, qualified personnel;
 ▪ changes in governmental regulations, tax rates and similar matters;
 ▪ changes in our business strategy;
 ▪ availability of investment opportunities in commercial real estate-related and commercial finance assets;
 ▪ the resolution of our non-performing and sub-performing assets;
 ▪ our ability to comply with financial covenants in our debt instruments;
 ▪ the degree and nature of our competition;
 ▪ the adequacy of our cash reserves and working capital;
 ▪ the timing of cash flows, if any, from our investments;
 ▪ unanticipated increases in financial and other costs, including a rise in interest rates;
 ▪ our ability to maintain compliance with over-collateralization and interest coverage tests in our CDOs;
 ▪ our dependence on our Manager and ability to find a suitable replacement in a timely manner, or at all, if we or our Manager were to terminate the management agreement;
 ▪ legislative and regulatory changes (including changes to laws governing the taxation of REITs or the exemptions from registration as an investment company);
 ▪ environmental and/or safety requirements;
 ▪ our ability to satisfy complex rules in order for us to qualify as a REIT, for federal income tax purposes and qualify for our exemption under the Investment Company
 Act of 1940, as amended and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules;
 ▪ the continuing threat of terrorist attacks on the national, regional and total economies; and
 ▪ other factors discussed under Item IA. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2009 and those factors that may be contained in any filing we make with the Securities Exchange Commission.
We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur and actual results, performance or achievement could differ materially from that anticipated or implied in the forward-looking statements.

Business Overview
➢  Exchange / Ticker   NYSE : “RSO”
➢  144A Offering March 2005    $214.8 million
➢  Market Capitalization1    $309.3 million
➢  Trust preferred - May / September 2006    $50.0 million
➢  Investment Portfolio as of 3/31/2010    $1.8 billion
➢ Formed in 2005 - have paid 23 consecutive quarters of a cash dividend of $6.97/share
➢ Anticipated Dividend guidance for 2010   $1.00/share

▪  Externally managed by a subsidiary of Resource America, Inc. (NASDAQ: “REXI”)
(1) Reflects Share price as of May 3, 2010 and total shares outstanding as of the same date

Resource Capital Corp.

 ➢ A commercial finance business structured as a REIT with substantial focus on commercial mortgage investments as well as commercial loans
 ➢ Provides customized financing solutions
 • Whole loans
 • B notes
 • Mezzanine loans
 • Bank loans
 • Small business loans and leases
 ➢ Committed and experienced sponsor and management team
 •12.6% ownership by management team and affiliates
 •Long track record in creating public stockholder value
 ➢ Substantially match-funded through 5 structured credit vehicles
 ➢ Predominantly invests in senior secured loans in real estate and leveraged corporate loans
 ➢ RSO has paid off all short-term debt

➢ All RSO Real Estate Portfolios and Corporate Lending Portfolios continue to pay all classes according to their terms and are in compliance with OC and IC tests as of
 3/31/2010
 – 2 real estate portfolios generated cash flow of $33.7 million in 2009
 – 3 corporate loan portfolios generated cash flow of $20.6 million in 2009
➢ Solid Origination Capabilities
 – Dedicated team of 12 real estate professionals bolstered by 35 additional professionals at
 Resource Real Estate
 – Diversified corporate loan team of 18 professionals bolstered by 15 additional professionals at Resource America
Well Positioned

Strong Management and Large Team that
Can Deliver Solutions

Resource Capital
Corp.
CORPORATE LENDING
TEAM
REAL ESTATE TEAM
 – Dedicated team of 12 professionals
 bolstered by 35 additional
 professionals at Resource Real
 Estate
 – Management team has worked
 together for over 10 years
 – The team is experienced in investing
 in periods of distress
 – The team has 18 professionals
 bolstered by 15 additional professionals
 at Resource America
 – We believe that our corporate lending
 team possesses one of the top
 performing portfolios relative to similar
 sized competitors
 – Have a team in the U.S. and in Europe
 with their ear to the ground to capitalize
 on potential investment opportunities

Jonathan Z. Cohen
President & CEO
Steven J. Kessler
Chairman, Resource
Capital Corp.
Joan Sapinsley
Managing Director Debt
Origination
10 Additional Professionals Dedicated to
Commercial Real Estate Lending
35 Additional Professionals Dedicated
to Commercial Real Estate
Property Acquisitions and Asset Management
David Bloom
President, Resource Real
Estate
David Bryant
CFO, Resource Capital
Corp.
Kyle Geoghegan
Managing Director Debt
Origination
Darryl Myrose
Managing Director Debt
Origination
Alan F. Feldman
CEO, Resource Real
Estate
Jeffrey Brotman
Executive Vice President,
Resource America
Yuriko Iwai
Vice President, Debt
Origination

▪ Resource Real Estate has a history dating back 1991 and has a track record of investing through market cycles with investments in major urban areas throughout the United States
▪ Resource Real Estate has sourced and invested in over $5 billion of real estate opportunities
 – Deep knowledge of major US markets and experience investing across the capital structure
▪ Relationships with borrowers, middle-market contacts and high-end brokers
 – Ability to customize solutions solidifies borrower relationships
 – Established relationships have brought repeat and referral business to the platform
Established Real Estate History
Resource Real Estate Investments

➢ Real estate whole loans originated and underwritten by Manager
 – Maximizes security and ability to control the asset
 – Direct access to borrower
 – Provides unique insight into ongoing credit quality
➢ Assets remain on RSO balance sheet
 – Not dependent on secondary loan trading market
Direct Origination Differentiates

Dedicated and Experienced Bank Loan Team
in The U.S. and Europe

Jonathan Z. Cohen
President & CEO
Gretchen Bergstresser
President, Senior PM
(U.S)
Fred Colen
Senior Analyst
6 Additional Professionals Dedicated to
The Bank Loan Team
Oscar Anderson
PM, Fund COO
Vincent Ingato
PM
Phillip Raciti
Senior Analyst/Trader
Michele Dragonetti
Senior Analyst
Andrew Littell
Managing Director
Christopher Allen
Chief Operating Officer
Eric Ballantine
Senior Analyst
David Stanbrook
Senior Analyst
Rob Reynolds
Senior PM (Europe)
Justin Sughrue
Senior Analyst

Bank Loan Portfolio at 3/31/2010
➢ $869.0 million carrying value ($906.0 million amortized cost net of $11.9 million allowance and $25.1 million unrealized MTM on loans and securities)
➢ Weighted average interest rate of bank loan portfolio LIBOR + 2.70% and weighted average cost LIBOR + 0.47%, resulting in a net interest spread of 2.23%
➢ Maturity dates ranging from March 2011 to August 2022
➢ Portfolio is diversified by collateral type and geography
➢ Reinvestment periods for Apidos I, Apidos III and Apidos Cinco continue through July
 2011, June 2012 and May 2014, respectively

Benefits From Repurchase of Real Estate and
Corporate Loan Debt
Recent Repurchases
➢ In FY 2010, RSO repurchased $46.9 million of its corporate notes for $29.7 million
 – 37% discount to par
 – $17.1 million gain
 – Return of 58% on repurchase price(1)
Benefits
▪ Reduces RSO liabilities and deleverages balance sheet
▪ Increase GAAP and economic book value
(1) Calculated by dividing the $17.1 million realized gain by the repurchase price of $29.7 million

Summary Balance Sheet
Note: The Company has not adopted FAS 159 regarding its non-trading financial assets and liabilities.
($ in 000's)	3/31/2010 Balance

Cash and equivalents	$ 27,650
Restricted cash	82,176
Investments	82,883
Loans pledged as collateral	1,555,593
Loans held for sale	2,376
Other assets	34,467
Total Assets	$ 1,785,145

CRE Debt	567,293
Bank Loan Debt	898,489
TRUPS	51,548
Derivatives at Fair Value	13,267
Other Liabilities	14,901
Total Liabilities	$ 1,545,498

Equity	239,647

Liquidity at 3/31/2010
Description	Amount (in Millions)
Unrestricted cash balances	$27.6
Restricted cash available for investment 73.3
Restricted cash in margin call and other accounts 8.9
Subtotal restricted cash	82.2
Total cash as of March 31, 2010	$109.8

Economic Book Value at 3/31/2010
* In thousands except share data
Description	As of 3.31.10
Stockholders' equity - GAAP	239,647
Add:
Unrealized losses - CMBS Portfolio	46,869
Unrealized losses recognized in excess of value at risk - Interest Rate Swaps	13,277
Unrealized net accretion of bank loans purchased at a discount	32,845
Economic Book Value	332,638
Shares outstanding as of March 31, 2010	40,079,753
Economic Book Value Per Share	$ 8.30

▪ Balance sheet repositioned for economic climate
▪ Portfolio that continues to perform through tough market conditions
▪ Integrated commercial finance platform focused on origination of commercial mortgage investments
▪ Experienced management team with a long track record in creating public stockholder value
 RSO Has Consistently Delivered on Plan Since Inception
Why Resource Capital?

Resource Capital Corp.
May 2010